Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ David H. Barr
David H. Barr

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ Michael Culbert
Michael Culbert

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ Edwin V. Dodge
Edwin V. Dodge

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ Hilary Foulkes
Hilary Foulkes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ James B. Fraser
James B. Fraser

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ Robert B. Hodgins
Robert B. Hodgins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ Elliott Pew
Elliott Pew

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ Susan M. MacKenzie
Susan M. MacKenzie

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ Douglas R. Martin
Douglas R. Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ Donald J. Nelson
Donald J. Nelson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ Glen D. Roane
Glen D. Roane

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Enerplus Corporation, an Alberta corporation (the “Corporation”), in connection with the registration of the Corporation’s common shares to be issued pursuant to one or more equity compensation plans of the Corporation, hereby constitutes and appoints Ian C. Dundas and David A. McCoy, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of November, 2014.

/s/ Sheldon B. Steeves
Sheldon B. Steeves